UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): March 4, 2003

                               BE AEROSPACE, INC.
               (Exact name of registrant as specified in charter)


DELAWARE                                 0-18348                 06-1209796
(State or other                  (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)


1400 Corporate Center Way, Wellington, Florida                           33414
(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (561) 791-5000


                         Exhibit Index Appears on page 4

Item 5.  Other Events.

         BE Aerospace, Inc. issued the press release attached hereto on March 4, 2003. The title, the first through fourth, seventh through eleventh, sixteenth, seventeenth, excluding the first sentence, eighteenth through twentieth, and twenty-ninth through thirty-second paragraphs as well as the ten-month transition period financial statements and other financial information appearing at the end of that press release, which appears as part of Exhibit 99.1, are filed and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
         (a)   None
         (b)   None
         (c)   Exhibits.

         Exhibit No.       Description
         -----------       -----------

             99.1          Press Release, dated March 4, 2003.

Item 9.  Regulation FD Disclosure.

         The fifth, sixth and twelfth through fifteenth paragraphs, the first sentence of the seventeenth paragraph, and the twenty-first through twenty-eighth paragraphs of the press release appearing in Exhibit 99.1 are not filed but are furnished pursuant to Regulation FD.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               BE AEROSPACE, INC.

                              By: /s/ Thomas P. McCaffrey
                              ------------------------------------
                              Name:   Thomas P. McCaffrey
                              Title:  Corporate Senior Vice President of
                                      Administration and Chief Financial Officer


Date:  March 5, 2003

                                  EXHIBIT INDEX



Exhibit No.       Description of Exhibits
-----------       -----------------------
99.1              Press Release, dated March 4, 2003